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                                                             Exhibit 10(iii)A(1)

                             STOCK OPTION AGREEMENT
                            FOR NONEMPLOYEE DIRECTORS




         THIS AGREEMENT, made as of the 5th day of January, 2000 (the "Grant Date"), between National Service Industries, Inc., a Delaware corporation (the "Company"), and Name (the "Optionee").

         WHEREAS, the Company has adopted the National Service Industries, Inc. 1992 Nonemployee Directors' Stock Option Plan (the "Plan") in order to provide additional incentive to nonemployee directors to exert maximum efforts for the success of the Company; and

         WHEREAS, pursuant to the terms of the Plan, the Optionee is entitled to the option grant provided herein.

         NOW, THEREFORE, the parties hereto agree as follows:

         1.       Grant of Option.

                  1.1 The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 1,500 whole Shares subject to, and in accordance with, the terms and conditions set forth in this Agreement.

                  1.2 The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422A of the Code.

                  1.3 This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

         2.       Purchase Price.

                  The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be $27.6875 per Share.

         3.       Duration of Option.

                  The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Grant Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 6 hereof.
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                                                            Exihibit 10(iii)A(1)

         4.       Exercisability of Option.

                  Unless otherwise provided in this Agreement or the Plan, the Option shall entitle the Optionee to purchase, in whole at any time or in part from time to time, the shares covered by the option after the expiration of one
(1) year from the Grant Date.

         5.       Manner of Exercise and Payment.

                  5.1 Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written notice to the Company, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

                  5.2 The notice of exercise described in Section 5.1 shall be accompanied by the full purchase price for the Shares in respect of which the Option is being exercised, in cash, by check or by transferring Shares to the Company having a Fair Market value on the day preceding the date of exercise equal to the cash amount for which such Shares are substituted.

                  5.3 Upon receipt of notice of exercise and full payment for the Shares in respect of which the Option is being exercised, the Company shall, subject to Section 12 of the Plan, take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective.

                  5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

         6.       Termination of Service.

                  6.1 Termination for Cause. If the Optionee's service as a Director terminates for Cause, the Option shall immediately terminate in full and no rights hereunder may be exercised.

                  6.2 Other Termination of Service. If the Optionee's service as a Director is terminated for any reason other than for Cause, the Option shall

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                                                             Exhibit 10(iii)A(1)

continue to be exercisable in whole or in part (to the extent exercisable on the date of such termination) at any time within three (3) years after the date of such termination, but in no event after the expiration of the Exercise Term. In the event of the Optionee's death, the Option shall be exercisable, to the extent provided in the Plan and this Agreement, by the legatee or legatees under his will, or by his personal representatives or distributees and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

         7.       Effect of Change in Control.

                  Notwithstanding anything contained in this Agreement to the contrary, in the event of a Change in Control, (i) the Option shall become immediately and fully exercisable, and (ii) the Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, the Option or any portion of the Option to the extent not yet exercised and the Optionee shall be entitled to receive immediately a cash payment in an amount equal to the excess, if any, of (A) the greater of (x) the Fair Market value, on the date preceding the date of the surrender, of the Shares subject to the Option or portion of the Option surrendered or (y) the Adjusted Fair Market
Value of the Shares subject to the Option or the portion of the Option surrendered, over (B) the aggregate purchase price for such Shares under the Option; provided, however, that if the Option was granted within six (6) months prior to the Change in Control, the Optionee shall be entitled to surrender for cancellation the Option or any portion of the Option during the sixty (60) day period following the expiration of six (6) months from the Grant Date and to receive the amount described above with respect to such surrender for cancellation.

         8.       Nontransferability.

                  The Option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

         9.       No Right to Continuing Service.

                  Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of service as a director of the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate the Optionee's service as a director at any time.

         10.      Adjustments.

                  In the event of a Change in Capitalization, the Board shall make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The Board's adjustment shall be made in accordance with the

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                                                             Exhibit 10(iii)A(1)

provisions of Section 7 of the Plan and shall be effective and final, binding, and conclusive for all purposes of the Plan and this Agreement.

         11.      Terminating Events.

                  Subject to Section 7 hereof, upon the effective date of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Option shall continue in effect in accordance with its terms and the Optionee shall be entitled to receive in respect of all Shares subject to the Option, upon exercise of the Option, the same number and kind of stock, securities, cash, property, or other consideration that each holder of Shares was entitled to receive in the Transaction.

         12.      Optionee Bound by the Plan.

                  The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

         13.      Modification of Agreement.

                  This  Agreement  may  be  modified,   amended,   suspended  or
terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

         14.      Severability.

                  Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

         15.      Governing Law.

                  The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

         16.      Successors in Interest.

                  This Agreement shall inure to the benefit of and be binding upon each successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.
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                                                             Exhibit 10(iii)A(1)


         17.      Resolution of Disputes.

                  Any dispute or  disagreement  which may arise  under,  or as a result  of,  or in any  way  relate  to,  the  interpretation,  construction  or application of this Agreement shall be determined by the Board. Any determination made hereunder shall be final, binding, and conclusive on the Optionee and the Company for all purposes.



ATTEST:                                        NATIONAL SERVICE INDUSTRIES, INC.



___________________________________         By:_________________________________
          Secretary                             James S. Balloun
                                                Chairman, President and
                                                Chief Executive Officer



                                               _________________________________
                                                Optionee: Name